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      SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

               CREDIT SUISSE INSTITUTIONAL U.S. CORE EQUITY FUND

The following information supersedes certain information in the fund's Prospectus and Statement of Additional Information.

D. Susan Everly, Sheryl M. Hempel and Margaret D. Miller (see biographies below) now serve as Co-Portfolio Managers of the fund. Eric N. Remole, Marc E. Bothwell and Michael A. Welhoelter no longer serve as Co-Portfolio Managers of the fund.

With the appointment of Ms. Everly, Ms. Hempel and Ms. Miller as Co-Portfolio Managers (the "Portfolio Managers"), the fund will pursue a different investment strategy. Going forward, the fund will invest in securities of approximately 40-60 U.S. companies. In choosing stocks for the fund, the Portfolio Managers will use both traditional value-based analyses (such as price/book ratio), as well as the economic profit of a company measured by its cash flow relative to its capital assets. The Portfolio Managers will look for companies that:

- earn rates of return exceeding their risk-adjusted costs of capital, as opposed to earning more than they have spent (accounting profits)

- create shareholder value by gaining the most from their investment spending, or use their cost of capital as a competitive advantage

- have current market valuations that do not fully recognize future economically profitable growth

The Portfolio Managers believe this approach allows them to identify companies with low disappointment risk, as well as those with potential restructuring opportunities. The Portfolio Managers construct the fund's portfolio by weighting selected securities based on results of a proprietary analysis and risk-scoring system.

CERTAIN MANAGER BIOGRAPHIES

D. Susan Everly's biography appears on page 43 of the prospectus. Sheryl Hempel has been with CSAM since 2000. Previously, Ms. Hempel was a Vice President and relationship manager for institutional clients at Morgan Stanley Dean Witter Investment Management from 1996 to 2000. Margaret D. Miller joined CSAM in November 2000 as a result of Credit Suisse's acquisition of Donaldson, Lufkin & Jenrette, Inc. and the transfer of the business of DLJ Asset Management Group, Inc. ("DLJAM") to CSAM. Ms. Miller joined DLJAM in 1996.

Dated: October 2, 2001                                             CSISB-16-1001